
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 July 17, 1996
           ---------------------------------------------------------
               (Date of Report--Date of Earliest Event Reported)



                                 USTrails Inc.
          ----------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

             Nevada                0-19743             75-2138671
  ------------------------------   ---------   ---------------------------
   (State or Other Jurisdiction    (Commission         (IRS Employer
       of Incorporation            File Number)      Identification No.)


               2711 LBJ Freeway, Suite 200, Dallas, Texas  75234
  --------------------------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (214) 243-2228
          ----------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                 Inapplicable
      -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                           Exhibit Index on Page 4.
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          Item 5. Other Events.

     On July 17, 1996, USTrails Inc. (the "Company") consummated its restructuring of the outstanding debt represented by its 12% Secured Notes due
1998. The restructuring is intended to permit the Company to build upon its successful 1996 operating results by providing a new capital structure which is consistent with the Company's business plan.

     In the restructuring, the Company retired all of its outstanding 12%
Secured Notes. The Company purchased $10,070,000 in aggregate principal amount of Secured Notes pursuant to its tender offer for $780 per $1,000 principal amount, exchanged $81,790,000 in aggregate principal amount of Secured Notes pursuant to its private exchange offer for in each case per $1,000 in principal amount: $400 in cash (including $40.59 prepaid interest), $492 in principal amount of Senior Subordinated Pay-In-Kind Notes due 2003 and 45 shares of Common
Stock. The remaining $9,598,000 in aggregate principal amount of Secured Notes were redeemed at 100% of principal amount, plus accrued interest. New senior secured financing in connection with the restructuring was provided by Foothill
Capital Corporation ("Foothill"). The facility provided by Foothill is a $38 million facility, of which $32 million was drawn at closing of the restructuring.

     The Company also made the interest payment due on the 12% Secured Notes on July 15, 1996, plus applicable default interest, to holders of record on July 1, 1996. This interest payment had been withheld in light of the pending restructuring transaction.

          Item 7.  Financial Statements, Pro Forma Financial Information and
                   Exhibits.

                                    Exhibits

No.                 Description
- ---                 -----------

99.1      Press Release, dated July 18, 1996.

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

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 25, 1996

                              USTRAILS INC.

                              By:  /s/ Walter B. Jaccard
                                 ----------------------------------
                                 Walter B. Jaccard
                                 Vice President

                                       3
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                                 EXHIBIT INDEX


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No.                           Description                 No.
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99.1  Press Release, dated July 18, 1996..................  5

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